Exhibit (a)(17)

Amended and Restated
Letter of Transmittal
To Tender Shares of Common Stock
(Including the Associated Series B Preferred Stock Purchase Rights)
of
HARDINGE INC.
Pursuant to the Offer to Purchase
Dated May 10, 2010
of
HELEN ACQUISITION CORP.
a wholly owned subsidiary of

INDÚSTRIAS ROMI S.A.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON MAY 26, 2010, UNLESS THE OFFER IS EXTENDED.

By Mail:	By Facsimile Transmission:	By Hand or Overnight Delivery:
P.O. Box 3001 South Hackensack, NJ 07606 Attn: Reorganization Dept.	(For Eligible Institutions Only) (201) 680-4626	Newport Office Center VII 480 Washington Boulevard Mail Drop — Reorg. Attn: Reorganization Dept., 27th Flr. Jersey City, NJ 07310
Confirmation Receipt of Facsimile by Telephone Only: (201) 680-4860

DELIVERY OF THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY AND IN THEIR ENTIRETY BEFORE THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL IS COMPLETED.

THE DATE OF THE ORIGINAL OFFER TO PURCHASE AND THE ACCOMPANYING ORIGINAL LETTER OF TRANSMITTAL IS MARCH 30, 2010. THE LETTER OF TRANSMITTAL HAS BEEN AMENDED AND RESTATED AS OF MAY 10, 2010.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s)
(Please fill in, if blank, exactly as name(s) appear(s) on	Share Certificate(s) and Share(s) Tendered
Share Certificate(s))	(Attach additional list, if necessary)
	Share	Total Number of	Number of
	Certificate	Shares Evidenced By	Shares
	Number(s)*	Share Certificate(s)*	Tendered**

Total Shares

* Need not be completed by shareholders delivering Shares by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

This Amended and Restated Letter of Transmittal is to be completed by shareholders of Hardinge Inc. either if certificates evidencing Shares (as defined below) are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in Section 3 of the Offer to Purchase). DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

Shareholders whose certificates evidencing Shares (“Share Certificates”) are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Amended and Restated Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in Section 3 of the Amended and Restated Offer to Purchase. See Instruction 2.

This Amended and Restated Letter of Transmittal supersedes and replaces, in its entirety, the original Letter of Transmittal sent to stockholders on or about March 30, 2010. Tendering shareholders may continue to use the original Letter of Transmittal previously circulated with the original Offer to Purchase dated March 30, 2010 or they may use this Amended and Restated Letter of Transmittal. Although the original Letter of Transmittal refers only to the original Offer to Purchase, shareholders using the original Letter of Transmittal to tender their Shares will nevertheless be deemed to be tendering pursuant to the Offer and will receive the revised offer price of $10.00 per Share described in the Amended and Restated Offer to Purchase if Shares are accepted for payment and paid for by the Purchaser (as defined below) pursuant to the Offer. Shareholders tendering their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Amended and Restated Offer to Purchase may do so using either the original Amended and Restated Notice of Guaranteed Delivery circulated with the original Offer to Purchase or the Notice of Guaranteed Delivery circulated herewith. Unless otherwise indicated, as used herein, the term “Notice of Guaranteed Delivery” refers to either such document.

Shares previously tendered pursuant to the original Offer to Purchase and the original Letter of Transmittal and not withdrawn constitute valid tenders for purposes of the Offer. Shareholders who have validly tendered and not withdrawn their Shares are not required to take any further action with respect to such Shares in order to receive the revised offer price of $10.00 per Share if Shares are accepted for payment and paid for by the Purchaser pursuant to the Amended and Restated Offer, except as may be required by the guaranteed delivery procedure if such procedure is utilized. See Section 3 of the Offer to Purchase. If you have not already tendered your Shares, please disregard the materials previously delivered to you and use the materials accompanying the Amended and Restated Offer to Purchase.

☐	CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket No. (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

If delivery is by book-entry transfer, give the following information:

Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY AND IN THEIR ENTIRETY

Ladies and Gentlemen:

The undersigned hereby tenders to Helen Acquisition Corp., a New York corporation (“Purchaser”) and a wholly owned subsidiary of Indústrias Romi S.A., a stock corporation organized under the laws of Brazil (“Parent”), the above-described shares of common stock, par value $0.01 per share (the “Common Stock”), of Hardinge Inc., a New York corporation (the “Company”), and the associated Series B Preferred Stock purchase rights (the “Rights,” and together with the Common Stock, the “Shares”) issued pursuant to the Rights Agreement, dated as of February 18, 2010, between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agreement”), for $10.00 per Share, net to the seller in cash (subject to applicable withholding taxes), without interest, upon the terms and subject to the conditions set forth in the Amended and Restated Offer to Purchase, dated May 10, 2010 (as may be amended and supplemented from time to time, the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Amended and Restated Letter of Transmittal (as may be amended and supplemented from time to time, this “Letter of Transmittal,” and together with the Offer to Purchase, the “Offer”). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase all or any portion of Shares tendered pursuant to the Offer.

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for payment of Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after the date of the Offer to Purchase (collectively, “Distributions”) and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares (and all Distributions), or transfer ownership of such Shares (and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and all Distributions) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all Distributions), all in accordance with the terms of the Offer.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Livaldo Aguiar dos Santos, Luiz Cassiano Rando Rosolen and André Luis Romi and each of them, as the attorneys and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of such vote or other action and all Shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of shareholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in Shares tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with other terms of the Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares), and no subsequent proxies, powers of attorney, consents or revocations may be given by the undersigned with respect thereto (and if given will not be deemed effective). The undersigned understands that, in order for Shares or Distributions to be deemed validly tendered, immediately upon Purchaser’s acceptance of such Shares for payment, Purchaser must be able to exercise full voting and other rights with respect to such Shares (and any and all Distributions), including, without limitation, voting at any meeting of the Company’s shareholders.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer Shares tendered hereby and all Distributions, that when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restriction, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of

Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of Shares tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer. Purchaser’s acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and, if the Offer is extended or amended, the terms or conditions of any such extension or amendment).

Unless otherwise indicated below in the box entitled “Special Payment Instructions,” please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing above under “Description of Shares Tendered.” Similarly, unless otherwise indicated below in the box entitled “Special Delivery Instructions,” please mail the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of Shares Tendered” on the reverse hereof. In the event that the boxes below entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of, and deliver such check and return such Share Certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated below in the box entitled “Special Payment Instructions,” please credit any Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any Shares tendered hereby.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Shares and Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Issue Check and Share Certificate(s) to:

Name:
(PLEASE PRINT)

Address:

(ZIP CODE)

(TAX IDENTIFICATION OR SOCIAL
SECURITY NUMBER) (SEE SUBSTITUTE FORM W-9 HEREIN OR APPROPRIATE IRS FORM W-8, AS APPLICABLE)

CREDIT SHARES DELIVERED BY
BOOK-ENTRY TRANSFER AND NOT PURCHASED TO THE ACCOUNT SET FORTH BELOW.

Account Number:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Shares purchased and Share Certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or the undersigned at an address other than that shown under “Description of Shares Tendered”.

Mail Check and Share Certificate(s) to:

Name:
(PLEASE PRINT)

Address:

(ZIP CODE)

(TAX IDENTIFICATION OR SOCIAL
SECURITY NUMBER) (SEE SUBSTITUTE FORM W-9 HEREIN OR APPROPRIATE IRS FORM W-8, AS APPLICABLE)

IMPORTANT

SHAREHOLDERS: SIGN HERE
(Please Complete Accompanying Substitute Form W-9 or Appropriate IRS Form W-8, as Applicable)

Dated:

(SIGNATURE(S) OF HOLDER(S))

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON SHARE CERTIFICATES OR ON A SECURITY POSITION LISTING BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATES AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE PROVIDE THE FOLLOWING INFORMATION AND SEE INSTRUCTION 5.)

NAME(S):
(PLEASE PRINT)

CAPACITY (FULL TITLE):

ADDRESS:

(INCLUDE ZIP CODE)

DAYTIME AREA CODE AND TELEPHONE NO:

TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.:
(SEE SUBSTITUTE FORM W-9 HEREIN OR APPROPRIATE IRS FORM W-8, AS APPLICABLE)

GUARANTEE OF SIGNATURE(S)
(See Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY.

FINANCIAL INSTITUTIONS: PLACE MEDALLION
GUARANTEE IN SPACE BELOW

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures.  All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of the Security Transfer Agent Medallion Signature Program, or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing being an “Eligible Institution”) unless (i) this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has (have) not completed the box entitled “Special Payment Instructions” or “Special Delivery Instructions” on the reverse hereof or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2. Delivery of Letter of Transmittal and Share Certificates.  This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for tenders by book-entry transfer pursuant to the procedure set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary’s account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth below prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or the expiration of a subsequent offering period, if applicable. If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Shareholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary’s account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or in the case of a book-entry transfer, an Agent’s Message (as defined in Section 3 of the Offer to Purchase)) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NASDAQ Global Select Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in Section 3 of the Offer to Purchase.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a manually signed facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Shares for payment.

3. Inadequate Space.  If the space provided on the reverse hereof under “Description of Shares Tendered” is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer).  If fewer than all Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered.” In such cases, new Share Certificate(s) evidencing the remainder of Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled “Special Delivery Instructions” on the reverse hereof, as soon as practicable after the Expiration Date or the termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

If any Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any Shares tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not accepted for payment are to be issued in the name of, a person other than the registered holder(s). If the Letter of Transmittal is signed by a person other than the registered holder(s) of the Share Certificate(s) evidencing Shares tendered, the Share Certificate(s) tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of Shares tendered hereby, the Share Certificate(s) evidencing Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person’s authority so to act must be submitted.

6. Stock Transfer Taxes.  Except as otherwise provided in this Instruction 6, Purchaser will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it, or its order, pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) evidencing Shares not tendered or not accepted for payment are to be issued in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES EVIDENCING SHARES TENDERED HEREBY.

7. Special Payment and Delivery Instructions.  If a check for the purchase price of any Shares tendered hereby is to be issued in the name of, and/or Share Certificate(s) evidencing Shares not tendered or not accepted for payment are to be issued in the name of and/or returned to, a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to a person other than the signor of this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled “Description of Shares Tendered” on the reverse hereof, the appropriate boxes herein must be completed.

8. Questions and Requests for Assistance or Additional Copies.  Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers, or the Dealer Manager at its telephone number, in each case, as set forth on the back page of this Letter of Transmittal. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent, and copies will be furnished promptly at Purchaser’s expense. Shareholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

9. Substitute Form W-9; Form W-8.  Each tendering U.S. shareholder (or other payee) is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”) and certain other information on Substitute Form W-9, which is provided under “Important Tax Information” below, and to certify, under penalty of perjury, that (i) such number is correct, (ii) such shareholder is not subject to backup withholding of U. S. federal income tax and (iii) such shareholder is a U.S.

person. If a tendering U.S. shareholder has been notified by the U.S. Internal Revenue Service (“IRS”) that such shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the IRS that such shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder (or other payee) to a $50 penalty and backup withholding of U.S. federal income tax at a 28% rate on the payment of the purchase price of all Shares purchased from such shareholder. If the tendering U.S. shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If “Applied For” is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 28% on all payments of the purchase price to such shareholder until a TIN is provided to the Depositary. A non-U.S. Holder will be subject to backup withholding unless such Holder submits the appropriate IRS Form W-8 (Form W-8BEN, Form W-8ECI, or Form W-8IMY), properly completed and signed under penalty of perjury, certifying its non-U.S. status prior to the time payment is made. The applicable Form W-8 can be obtained from the IRS website (http://www.irs.gov) or can be requested from the Depositary.

Non-U.S. Holders are encouraged to consult their tax advisors regarding the application of U.S. federal income tax withholding, including eligibility for a withholding tax reduction or exemption.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR MANUALLY SIGNED FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES (OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE) AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE) OR THE EXPIRATION OF A SUBSEQUENT OFFERING PERIOD, IF APPLICABLE.

10. Mutilated, Lost, Stolen or Destroyed Certificates. If any Share Certificate has been mutilated, lost, stolen or destroyed, the shareholder should promptly notify the Company’s transfer agent, Computershare Investor Services, LLC, at (800) 733-5001. The shareholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed Share Certificates have been followed.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a U.S. shareholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with such shareholder’s correct TIN on Substitute Form W-9 provided herewith or otherwise establish a basis for exemption from backup withholding tax. If such shareholder is an individual, the TIN generally is such shareholder’s social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the IRS and payments that are made to such shareholder (or other payee) with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 28%. In addition, if a shareholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a $500 penalty may also be imposed by the IRS.

Certain shareholders (including, among others, corporations and certain non-U.S. persons) are not subject to these backup withholding and reporting requirements. In order for a non-U.S. person to qualify as an exempt recipient, such person must submit a properly completed IRS Form W-8BEN (or other applicable form), signed under penalties of perjury, attesting to such shareholder’s foreign status. The applicable IRS Form W-8 can be obtained from the Depositary or from the IRS website (http://www.irs.gov). See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions. Each shareholder should consult his or her tax advisor as to such shareholder’s qualification for exemption from backup withholding and the procedure for obtaining such exemption.

If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS, provided that the required information is timely furnished to the IRS.

Purpose of Substitute Form W-9 and Form W-8

To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, each U.S. shareholder is required to notify the Depositary of such shareholder’s correct TIN by completing the Substitute Form W-9 herein certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), and (b)(i) such shareholder has not been notified by the IRS that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the IRS has notified such shareholder that such shareholder is no longer subject to backup withholding. A foreign person must complete an appropriate IRS Form W-8, signed under penalties of perjury, attesting to such shareholder’s foreign status, in order to prevent backup withholding on payments made with respect to the Shares.

What Number to Give the Depositary

Each tendering shareholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record holder of Shares tendered hereby. If Shares are held in more than one name or are not held in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and dated the Substitute Form W-9. If “Applied For” is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 28% of all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

PAYER’S NAME:
Name (as shown on your income tax return)

Business Name, if different from above

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service	Check appropriate box:
☐ Individual/Sole proprietor  ☐ Corporation  ☐ Partnership  ☐ Other  ☐ Limited Liability Company Enter the tax classification (D=disregarded entity,
C=corporation, P=partnership)  Address

City, State, and ZIP Code

Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	PART 1 — Taxpayer Identification Number — Please provide your TIN in the box at right and certify by signing and dating below. If awaiting TIN, write “Applied For.”	Social Security Number OR Employer Identification Number

PART 2 — For Payees Exempt from Backup Withholding — Check the box if you are NOT subject to backup withholding ☐

PART 3 — Certification — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. person (including a U.S. resident alien).
Certification Instructions — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
SIGNATURE DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

NOTE:	YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN THE APPROPRIATE LINE IN PART 1 OF THIS SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME AND THAT EITHER (1) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (2) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER TO THE DEPOSITARY BY THE TIME OF PAYMENT, 28% OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD UNTIL I PROVIDE A NUMBER.

Signature:    Date:

Facsimiles of the Letter of Transmittal, properly completed and duly signed, will be accepted. The Letter of Transmittal and Share Certificates and any other required documents should be sent or delivered by each shareholder or such shareholder’s broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses or to the facsimile number set forth below.

The Depositary for the Offer is:

By Mail:	By Facsimile Transmission:	By Hand or Overnight Delivery:
P.O. Box 3001 South Hackensack, NJ 07606 Attn: Reorganization Dept.	(For Eligible Institutions Only) (201) 680-4626	Newport Office Center VII 480 Washington Boulevard Mail Drop — Reorg. Attn: Reorganization Dept., 27th Flr. Jersey City, NJ 07310
Confirmation Receipt of Facsimile by Telephone Only: (201) 680-4860

Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers, or the Dealer Manager at its telephone number, in each case, as set forth below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent, and copies will be furnished promptly at Purchaser’s expense. Shareholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

The Information Agent for the Offer is:

501 Madison Avenue, 20th floor
New York, New York 10022
Shareholders may call toll-free (888) 750-5834
Banks and Brokers may call collect (212) 750-5833

The Dealer Manager for the Offer is:

(877) 429-7459